German American Symbol: GABC July 30-31, 2019 Keefe Bruyette & Woods Community Bank Investor Conference

Presented By Mark A. Schroeder, Chairman and CEO (812) 482-0701 mark.schroeder@germanamerican.com Bradley M. Rust, Executive VP and CFO (812) 482-0718 brad.rust@germanamerican.com 2

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS When used in this presentation and our oral statements, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation, and we do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur in the future. By their nature, these statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results and performance to vary materially from those expressed or implied by any forward-looking statement include those that are discussed in Item 1, “Business – Forward Looking Statements and Associated Risk,” and Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for 2018 as updated and supplemented by our other SEC reports filed from time to time. 3

Who We Are Indiana & Kentucky Community-focused Financial Services Organization • Banking, Insurance, Investments & Trust • $4.4 Billion Total Banking Assets • $1.6 Billion Investment and Trust Assets Under Management • $60 Million Annual Insurance Premiums • 850+ FTEs • 75 Banking Offices 4

Diversified Economic Base Regional Education & Health Care Life Sciences & Technology Agriculture, Manufacturing & Logistics Manufacturing & Logistics MAJOR INDIANA EMPLOYERS: Aisin U.S.A. MFG, Inc. Education ALCOA Warrick Operations Life Sciences & Technology Indiana University Amazon Fulfillment Service Baxter BioPharma Solutions Indiana University Southeast Batesville Services Inc Crane Naval Surface Weapons Center University of Southern Indiana Berry Global Cook Group, Inc. Vincennes University Best Chairs Inc Mead Johnson Nutrition Greater Clark County School Corp Costco Home & Office Products Samtec Evansville Vanderburgh County School Corp Cummins, Inc. (Cummins Diesel) Monroe County School Corporation Faurecia Gladstone New Albany – Floyd County School Corp Grote Industries Inc Energy Hillenbrand Inc Duke Energy Health Care Honda Manufacturing LLC Vectren Indiana University Health Jasper Engines & Transmissions Baptist Health Floyd Hospital Kimball Electronics Columbus Regional Hospital Kimball International, Inc. Clark Memorial Hospital Koch Enterprises, Inc. Deaconess Health System Lowe’s Distribution Center Good Samaritan Hospital MasterBrand Cabinets, Inc. King’s Daughters’ Hospital NTN Driveshaft Inc Margaret Mary Hospital and Health OFS Brands (Office-Furniture Systems) Memorial Hospital TMMI St Vincent’s Medical Center Walmart Distribution Center Waupaca Foundry Inc Valeo Sylvania LLC 5

Diversified Economic Base Regional Education & Health Care Life Sciences & Technology Agriculture, Manufacturing & Logistics MAJOR KENTUCKY EMPLOYERS: Education Manufacturing & Logistics Retail University of Kentucky Bowling Green Metal Forming Amazon Western Kentucky University Fruit of the Loom Houchens Industries Daviess County Public School System Ashland Oil Corporate Headquarters Fayette County Public Schools Lexmark International Inc Government Warren County Public Schools General Motors Co Lexington-Fayette Urban County UPS Customer Center Health Care & Social Assistance Lockheed Martin Owensboro Health Regional Hospital Conduent, Inc. Commonwealth Health Corp Baptist Health Lexington Family Bluegrass Federal Medical Center Lexington Clinic Pfc St. Joseph East Emergency St. Joseph Hospital UK Advance Eye Care UK Albert B Chandler Hospital US Veterans Medical Ctr VA Medical Center- Leestown 6

Capitalize upon Market Strength & Growth Indiana Small MSA Market Expansion Total Market GABC Deposit Market Share # of Market Deposits Market Share*** Position*** Branches Heritage Markets* $ 5,154,552 33% #1 31 Evansville/Newburgh $ 4,281,629 12% #3 8 Bloomington $ 2,480,309 8% #5 3 Columbus $ 1,267,640 10% #3 5 Louisville MSA (Indiana Portion)** $ 3,188,100 4% #9 5 Total Indiana Growth $ 11,217,678 Markets * Includes the Indiana counties of Daviess, Dubois, Gibson, Jefferson, Knox, Lawrence, Martin, Perry, Pike & Spencer ** Includes the Indiana counties of Clark & Floyd *** Source: FDIC 06/30/18 Statistics. Includes the market share of First Security Bank (merger completed 10/15/18) in Evansville/Newburgh. 7

Capitalize upon Market Strength & Growth Kentucky Small MSA Market Expansion Total Market GABC Deposit Market Share # of Market Deposits Market Share* Position* Branches* Owensboro $ 2,935,148 6% #6 2 Bowling Green $ 2,541,017 13% #3 6 Lexington $ 7,403,387 .5% #20 2 Total Kentucky $ 12,879,552 Growth Markets * German American deposits adjusted to include First Security Bank (merger completed 10/15/18) and Citizens First Bank (merger completed 7/1/19) deposit market share, market share position, and branches Source: FDIC 06/30/18 Statistics 8

History of Superior Financial Performance Nine Years of Consecutive Record Earnings Performance Double-Digit Return on Equity for Past 14 Consecutive Fiscal Years Bank Director Magazine - Bank Performance Scorecard Top 15 National Ranking for Past 4 Years ($1 - $5 billion Publicly-traded Companies) Bank Director Magazine - Top 20 of 300 Largest Publicly Traded Banks for 2017 & 2018 KBW/Stifel 2010 thru 2018 Bank Honor Roll Recipient 9

Financial Trends 10

Total Assets Annualized Return on Assets $3,971 $4,000 $3,929 $3,500 $3,144 $2,956 $3,000 $2,500 $2,374 $2,237 $2,000 $1,500 1.56% 1.33% 1.35% 1.38% 1.31% 1.24% $1,000 $500 $- 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 06/30/19 (Dollars in Millions) 11

Total Loans, Net of Unearned Income Commercial & Agricultural Loans as % of Total Loans $3,000 $2,728 $2,717 $2,750 $2,500 $2,250 $2,142 $1,990 $2,000 $1,750 $1,564 $1,500 $1,448 $1,250 $1,000 81% 82% 81% 81% 78% 78% $750 $500 $250 $- 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 06/30/19 (Dollars in Millions) 12

Loan Portfolio Composition As of June 30, 2019 Total Loans $2,717 million Construction & Residential Mortgage Loans, Development Loans, $ 309.6 million, 11% $ 139.8 million, 5% Home Equity Loans, Agricultural Loans, $ 205.6 million, 8% $ 363.5 million, 13% Consumer Loans, $ 69.2 million, 3% Commercial Real Estate Owner Occupied, $ 246.8 million, 9% Commercial & Industrial Loans, $ 511.2 million, 19% Commercial Real Estate Non-Owner Occupied, Multi-Family Residential Properties, $ 680.1 million, 25% $ 191.1 million, 7% 13

Non-Performing Assets to Total Assets 2.50% 2.00% 1.50% 1.04% 1.00% 0.84% 0.76% 0.48% 0.45% 0.45%* 0.50% 0.29% 0.15% 0.14% 0.38% 0.34% 0.32% 0.00% 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 06/30/19 GABC Peer Group *Peer Group Information as of 3/31/19 14

Total Deposits Non-Maturity Deposit Accounts as % of Total Deposits $3,500 $3,073 $3,129 $3,000 $2,484 $2,500 $2,350 $2,000 $1,780 $1,826 $1,500 83% 84% 84% 81% 81% 81% $1,000 $500 $- 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 06/30/19 (Dollars in Millions) 15

Total Deposit Composition as of June 30, 2019 Total Deposits $3,129 million Non-Interest Bearing Demand, $725.3 million, 23% Interest Bearing Demand, Savings & Money Market, $1,805.7 million, 58% Cost of Funds 2014 0.30% 2015 0.28% 2016 0.32% 2017 0.40% Time Deposits, $597.8 million, 2018 0.61% 19% 06/30/19 YTD 0.85% 16

Total Shareholders’ Equity Annualized Return on Equity $499 $500 $459 $450 $400 $365 $350 $330 $300 $252 $250 $229 $200 13.21% 12.78% 12.47% 12.07% $150 10.94% 11.59% $100 $50 $- 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 06/30/19 (Dollars in Millions) 17

Net Interest Income Net Interest Margin (Tax-Equivalent) $140,000 $120,000 $117,345 $105,057 $99,470 $100,000 $79,072 $80,000 $76,991 $68,653 $60,000 3.76% 3.75% 3.76% 3.75% $54,403 3.70% $40,000 3.71% 3.86% $20,000 $- 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 06/30/18 06/30/19 YTD YTD (Dollars in Thousands) 18

Non-Interest Income Non-Interest Income as % of Total Revenue $40,000 $37,070 $35,000 $32,013 $31,854 $30,000 $27,444 $25,000 $23,937 $22,167 $20,000 $18,374 26% 24% 24% 24% $15,000 23% $10,000 25% 24% $5,000 $- 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 06/30/18 06/30/19 YTD YTD (Dollars in Thousands) 19

Non-Interest Expense Efficiency Ratio $100,000 $93,553 $90,000 $80,000 $76,587 $77,803 $70,000 $61,326 $60,000 $57,713 $52,377 $50,000 60.6% $42,163 $40,000 58.3% 57.2% 57.6% $30,000 56.8% 57.9% 57.7% $20,000 $10,000 $- 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 06/30/18 06/30/19 YTD YTD (Dollars in Thousands) 20

Net Income & Earnings Per Share Earnings Per Share* $50,000 $46,529 $45,000 $40,676 $40,000 $35,184 $35,000 $30,064 $30,338 $30,000 $28,344 $25,000 $22,910 $1.99 $1.77 $20,000 $1.57 $1.51 $1.43 $15,000 $1.21 $1.00 $10,000 $5,000 $- 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 06/30/18 06/30/19 YTD YTD (Dollars in Thousands, Except Per Share Amounts) *Earnings Per Share adjusted for 3-for-2 stock split completed in 2017 21

Why Invest in GABC? 22

Why Invest in GABC? GABC Earnings Per Share Growth * $1.99 $1.77 $1.51 $1.57 $1.43 $1.27 $1.32 $1.07 $0.81 $0.73 As of 12/31 for years shown *Earnings Per Share adjusted for 3-for-2 stock split completed in 2017 23

Why Invest in GABC? GABC Tangible Book Value Per Share * $13.81 $13.45 $11.94 $11.57 $10.40 $8.92 $8.62 As of 12/31 for years shown *Tangible Book Value Per Share adjusted for 3-for-2 stock split completed in 2017 24

Why Invest in GABC? * GABC Stock Price Appreciation $35.07 $35.33 $27.77 $22.21 $20.35 $18.95 $14.48 As of 12/31 for years shown *Stock Price adjusted for 3-for-2 stock split completed in 2017 25

Why Invest in GABC? Increasing long-term institutional ownership • Proven Executive Management Team • Track Record of Consistent Top Quartile Financial Performance • Experienced in Operating Plan Execution and M & A Transitions • Potential Growth within New Market Areas – Small MSA Focus • Existing Platform for Operating Efficiency • Infrastructure in Place for Perpetuating Ongoing EPS Growth • Consistent Strong Dividend Yield and Dividend Pay-out Capacity 26

Mark A. Schroeder, Chairman and CEO (812) 482-0701 mark.schroeder@germanamerican.com Bradley M. Rust, EVP and CFO (812) 482-0718 brad.rust@germanamerican.com 27